UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): September 25, 2020

 Commission File Number 0-17071
FIRST MERCHANTS CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	35-1544218
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

200 East Jackson Street
P.O. Box 792
Muncie, IN 47305-2814
(Address of principal executive offices, including zip code)

(765) 747-1500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12 (b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.125 stated value per share	FRME	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(c)    On September 29, 2020, First Merchants Corporation (the “Company”) announced several changes to its executive management group as part of an ongoing executive succession plan, including the retirement of the Company’s President and Chief Executive Officer, Michael C. Rechin and several changes to its executive management group. Mr. Rechin’s retirement and the following appointments became effective as of January 1, 2021: (i) Mark K. Hardwick assumed the position of Chief Executive Officer and the Company’s principal executive officer; (ii) Michael J. Stewart assumed the position of President; and (iii) Michele M. Kawiecki assumed the position of Executive Vice President and Chief Financial Officer and became the Company’s principal financial and accounting officer. Each of these appointments will be until the next annual meeting of the Board of Directors or otherwise until their successors are duly appointed and qualified.

The purpose of this Amendment No. 1 to the Company’s Current Report on Form 8-K filed on September 29, 2020, is to report that, in connection with these appointments, each officer’s base salary and potential nonequity incentive plan payments under the Senior Management Incentive Compensation Program (“SMICP”) have now been set for 2021 as follows:

Name	2021 Base Salary	2021 SMICP Target
Mark K. Hardwick	$525,000	60%
Michael J. Stewart	$475,000	55%
Michele M. Kawiecki	$330,000	40%

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Not applicable.

(b)     Not applicable.

(c)     Not applicable.

(d) Exhibits.

Exhibit 10.1	Consulting Agreement between Michael C. Rechin and First Merchants Corporation, effective January 1, 2021 (previously filed)
Exhibit 99.1	Press Release of First Merchants Corporation, dated September 29, 2020 (previously filed)
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    DATE: January 6, 2021

                        FIRST MERCHANTS CORPORATION

                        By: /s/ Michele M. Kawiecki
                        Michele M. Kawiecki
                        Chief Financial Officer